UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC
685 Third Avenue, Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold Trust	GLD®	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Other Events.

On November 30, 2022, JPMorgan Chase Bank, N.A. (“JPM”) and The Bank of New York Mellon (the “Trustee”), solely in its capacity as trustee of the SPDR® Gold Trust (the “Trust”), entered into an Allocated Precious Metal Account Agreement (the “Allocated Account Agreement”) and an Unallocated Precious Metal Account Agreement (“the Unallocated Account Agreement” and together with the Allocated Account Agreement, the “Custody Agreements”). Pursuant to the Custody Agreements, effective December 6, 2022, JPM will act as a second custodian of the Trust’s gold in addition to HSBC Bank plc and will safeguard the Trust’s gold in its vaults located in London, New York and Zurich.

The Trust Indenture between World Gold Trust Services, LLC, as the sponsor of the Trust (the “Sponsor”), and the Trustee dated November 12, 2004 and amended from time to time, the Participant Agreements between the Trustee, Sponsor and the authorized participants party thereto from time to time and the Amended and Restated Marketing Agent Agreement between the Sponsor and State Street Global Advisors Funds Distributors, LLC dated July 17, 2015 and amended from time to time, have been amended to include JPM as an additional custodian of the Trust’s gold.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1.9	Amendment No. 9 to the Trust Indenture dated November 30, 2022 between World Gold Trust Services, LLC and The Bank of New York Mellon

4.2.6	Amendment No. 6 to Participant Agreement dated November 30, 2022 between The Bank of New York Mellon, the authorized participants and World Gold Trust Services, LLC

10.6.2	Second Amendment to the Amended and Restated Marketing Agent Agreement dated November 30, 2022 between World Gold Trust Services, LLC and State Street Global Advisors Funds Distributors, LLC

11.1	Allocated Precious Metal Account Agreement dated November 30, 2022 between JPMorgan Chase Bank, N.A. and The Bank of New York Mellon

11.2	Unallocated Precious Metal Account Agreement dated November 30, 2022 JPMorgan Chase Bank, N.A. and The Bank of New York Mellon

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2022	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
	Name:	Joseph R. Cavatoni
	Title:	Principal Executive Officer

*

As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of World Gold Trust Services, LLC.